SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 26, 2004

                         Commission file number 0-19292

                              BLUEGREEN CORPORATION
             (Exact name of registrant as specified in its charter)

                Massachusetts                            03-0300793
       (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)

         4960 Conference Way North, Suite 100, Boca Raton, Florida 33431
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (561) 912-8000

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 9 and Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9. Regulation FD Disclosure

      As supplemental information to the press release accompanying this report as Exhibit 99.1 hereto, Bluegreen Corporation is disclosing that as of June 30, 2004, approximately $33.2 million and $13.8 million of Bluegreen Communities sales and profits, respectively, were deferred under the percentage-of-completion method of accounting.

Item 12. Results of Operations and Financial Condition

      On July 26, 2004, Bluegreen Corporation issued a press release announcing its financial results as of and for the six months ended June 30, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 27, 2004                     By: /S/ JOHN F. CHISTE
                                            ------------------------------------
                                            John F. Chiste
                                            Senior Vice President, Treasurer and
                                            Chief Financial Officer

Exhibit Index

      99.1        Press Release dated July 26, 2004